Exhibit 99.2

Philadelphia Consolidated Holding Corp. Founded 1962

Certain information included in this presentation and other statements or materials published or to be published by the Company are not historical facts but are forward- looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, results of the Company's business, and the other matters referred to above include, but are not limited to: (i) changes in the business environment in which the Company operates, including inflation and interest rates; (ii) changes in taxes, governmental laws, and regulations; (iii) competitive product and pricing activity; (iv) difficulties of managing growth profitably; (v) claims development and the adequacy of our liability for unpaid loss and loss adjustment expenses; (vi) severity of natural disasters and other catastrophe losses; (vii) adequacy of reinsurance coverage which may be obtained by the Company; (viii) ability and willingness of our reinsurers to pay; (ix) future terrorist attacks; (x) the outcome of the review by the Company's audit committee relating to the Company's reinsurance arrangements; (xi) the outcome of the Securities and Exchange Commission's industry-wide investigation relating to the use of non-traditional insurance products, including finite risk reinsurance arrangements; and (xii) the outcome of industry-wide investigations being conducted by various insurance departments, attorneys-general and other authorities relating to the use of contingent commission arrangements. The Company does not intend to publicly update any forward looking statement, except as may be required by law.

AGENDA Second Quarter and YTD 2005 Financial Highlights Financial Results Segment Information Investment Portfolio Selected Operating Statistics Drivers of Future Growth 2005 Expectations SEC Update Q&A

Second Quarter Highlights (in millions, except per share data) For the Three Months Ended June 30, For the Three Months Ended June 30, For the Three Months Ended June 30, 2005 2004 Change Gross Written Premiums $284.3 $280.4 1.4% Net Earned Premiums (1) $233.1 $189.6 22.9% Net Investment Income $15.4 $10.8 42.6% Net Income (1) $47.1 $26.7 76.4% After Tax Net Realized Investment Gain (Loss) $0.2 $(0.7) Loss & LAE Ratio 49.7% 56.6% Expense Ratio 24.8% 27.0% Combined Ratio 74.5% 83.6% Diluted Earnings Per Share $1.93 $1.15 67.8% After Tax Realized Investment Gain (Loss) Per Share $0.01 $(0.03) Weighted Average Shares & Share Equivalents Outstanding 24,439,922 23,193,186 Quota share reinsurance agreements were entered into effective April 1, 2003 and January 1, 2004 whereby $13.4 million and $32.7 million of net earned premium and $6.5 million and $15.3 million in loss and loss adjustment expenses were ceded, $6.6 million and $17.3 million in ceding commission was earned and diluted earnings per share were decreased by $0.01 and $0.00 during the second quarter of 2005 and 2004, respectively.

Second Quarter Highlights (in millions, except per share data) For the Three Months Ended June 30, For the Three Months Ended June 30, For the Three Months Ended June 30, 2005 2004 Change Net Operating Income $46.9 $27.4 71.2% A-T Realized Investment Gains (Losses) $0.2 $(0.7) Net Income $47.1 $26.7 76.4% Diluted Operating Earnings Per Share $1.92 $1.18 62.7% A-T Realized Investment Gains (Losses) Per Share $0.01 $(0.03) Diluted Earnings Per Share $1.93 $1.15 67.8% Net Loss and Loss Adjustment Expense Ratio 49.7% 56.6% Acquisition and Underwriting Expense Ratio 24.8% 27.0% Combined Ratio 74.5% 83.6%

Second Quarter Highlights (in millions, except share and per share data) June 30, 2005 December 31, 2004 % Increase Total Shareholders' Equity $760.0 $644.2 18.0% Book Value per Share $32.98 $28.92 14.0% Shares Outstanding 23,046,184 22,273,917 3.5%

2005 Events Financial results for the quarter ended June 30, 2005 included: Net Income (Loss) Diluted Earnings (Loss) Per Share As Reported $47.1 $1.93 Favorable Prior Year Loss Reserve Development $5.3 $0.22 Chairman's Stock Performance Bonus Accrual $(1.3) $(0.05) (in millions, except for share data)

Year-to-Date Highlights (in millions, except per share data) For the Six Months Ended June 30, For the Six Months Ended June 30, For the Six Months Ended June 30, 2005 2004 Change Gross Written Premiums $569.5 $532.8 6.9% Net Earned Premiums (1) $469.9 $361.0 30.2% Net Investment Income $28.9 $20.8 38.9% Net Income (1) $92.7 $53.4 73.6% After Tax Net Realized Investment Gain $7.2 $0.5 Loss & LAE Ratio 51.6% 56.4% Expense Ratio 25.9% 27.3% Combined Ratio 77.5% 83.7% Diluted Earnings Per Share $3.86 $2.31 67.1% After Tax Realized Investment Gain Per Share $0.30 $0.02 Weighted Average Shares & Share Equivalents Outstanding 24,008,711 23,172,233 Quota share reinsurance agreements were entered into effective April 1, 2003 and January 1, 2004 whereby $31.1 million and $71.1 million of net earned premium and $15.5 million and $38.1 million in loss and loss adjustment expenses were ceded, $15.0 million and $32.5 million in ceding commission was earned and diluted earnings per share were decreased by $0.02 and $0.01 during the six months ended June 30, 2005 and 2004, respectively.

Year-to-Date Highlights (in millions, except per share data) For the Six Months Ended June 30, For the Six Months Ended June 30, For the Six Months Ended June 30, 2005 2004 Change Net Operating Income $85.5 $52.9 61.6% A-T Realized Investment Gains $7.2 $0.5 Net Income $92.7 $53.4 73.6% Diluted Operating Earnings Per Share $3.56 $2.29 55.5% A-T Realized Investment Gains Per Share $0.30 $0.02 Diluted Earnings Per Share $3.86 $2.31 67.1% Net Loss and Loss Adjustment Expense Ratio 51.6% 56.4% Acquisition and Underwriting Expense Ratio 25.9% 27.3% Combined Ratio 77.5% 83.7%

2005 Events Financial results for the six months ended June 30, 2005 included: Net Income (Loss) Diluted Earnings (Loss) Per Share As Reported $92.7 $3.86 Realized Investment Gain $7.2 $0.30 Favorable Prior Year Loss Reserve Development $4.8 $0.20 Hailstorm Losses $(2.0) $(0.08) Chairman's Stock Performance Bonus $(1.3) $(0.05) Accelerated Catastrophe Reinsurance Premium Expense $0.9 $0.04 Increase in 2004 Net Hurricane Losses $(0.4) $(0.02) (in millions, except for share data)

Gross Written Premiums by Segment (in millions) For the Quarter For the Quarter For the Quarter Ended June 30, Ended June 30, Ended June 30, % 2005 2004 Increase (Decrease) Segment Commercial Lines $211.7 $198.7 6.5% Specialty Lines 48.2 46.4 3.9% Personal Lines 24.4 35.3 (30.9)% Total $284.3 $280.4 1.4%

Commercial Lines Segment 74.5% of 2nd Quarter 2005 GWP 75% 3 to 5 year growth potential 6.5% QOQ Growth Gross Written Premiums 1999 2000 2001 2002 2003 2004 QTD 6/30/04 QTD 6/30/05 Commercial Auto 89.4 81.6 85 71.7 76.1 119.7 30 5.4 Commercial Package 90 136.6 207.8 364.6 535.6 700.5 151.6 193.9 Specialty Property 21.6 21.3 23.2 36.7 50.6 53.8 17.1 12.4 $201.0 $239.5 $316.0 5 Year CAGR 20.0% 5 Year CAGR 50.7% 5 Year CAGR 6.0% (in millions) $874.0 $473.0 $662.3 $198.7 $211.7

Specialty Lines Segment 1999 2000 2001 2002 2003 2004 QTD 6/30/04 QTD 6/30/05 48.5 68.2 79.3 110.2 154.1 184.4 46.4 48.2 17.0% of 2nd Quarter 2005 GWP 75% 3 to 5 year growth potential 3.9% QOQ Growth CAGR 1999-2004 = 30.6% Gross Written Premiums (Professional Liability) (in millions)

Gross Written Premiums 1999 2000 2001 2002 2003 2004 QTD 6/30/04 QTD 6/30/05 Manufactured Housing 17.3 37.2 40.2 38.4 52.4 63.3 20.3 3.7 Flood 5.3 10 13.4 15.9 20.1 23.9 5.9 6.9 Homeowners 2.8 7 24.7 26.2 17.1 25.2 8.8 13 Dwelling/Fire 0.5 0.3 0.8 $54.2 $78.3 8.5% of 2nd Quarter 2005 GWP 50% 3 to 5 year growth potential 30.9% QOQ decrease Personal Lines $25.4 5 year CAGR 55.2% 5 year CAGR 35.2% 5 year CAGR 29.6% (in millions) $80.5 $89.6 $112.9 $0.5 $35.3 $24.4

Corp. Bonds 15 Common Stock 7.4 All Other 1.1 Cash Equivalents 1.8 Municipal Bonds 42.4 CMO 9.2 MBS 13.4 Other Structured Securities 5.4 Agency Bonds 4.3 High Quality Investment Portfolio Corporate Bonds Common Stock Cash Equivalents Municipal Bonds As of June 30, 2005 Portfolio market value - $1,794.0mm Fixed income securities Average quality AAA Portfolio duration 4.1 years 4.8% taxable equivalent yield Quality long-term growth stocks 1.8% 5.4% 42.4% 7.4% All Other 1.1% 4.3% Agency Bonds 15.0% MBS 9.2% 13.4% CMO Other Structured Securities

Net Investment Income 1999 2000 2001 2002 2003 2004 QTD 6/30/04 QTD 6/30/05 20.7 25.8 32.4 37.5 38.8 43.5 10.8 15.4 (in millions) 5 Year CAGR: 16.0% Effective Tax Rate 25.7% 27.0% 30.1% 28.3% 23.4% 20.2% 20.6% 22.5%

Selected Operating Statistics Operating Statistics Renewal Retention (Quoted) Commercial Lines - 94.1% Specialty Lines - 85.3% Personal Lines - 92.8% Rate Increases Commercial Lines - (0.4%) (Q/Q); 0.8% (Y/Y) Specialty Lines - 2.6% (Q/Q) ; 2.9% (Y/Y) Personal Lines - 19.2% (Q/Q) ; 15.9% (Y/Y) New Business Growth (Count), excluding Personal Lines YTD: 04 - 14,407 YTD: 05 - 14,962 3.9% increase

Selected Operating Statistics Preferred Agents Total Count - 139 Total GWP Growth - $45.1 million (Y/Y); 40.6% increase Renewal Retention (Quoted) - 87.5% New Business 2005 - $28.8 million GWP; 53.5% increase Employee Statistics Total Employee Count - 1,098 Total GWP Per Employee - $1.1 million Turnover (YOY) - 14.0%

Drivers of Future Growth National presence - 36 offices / Mixed marketing New product offerings -Sports & Fitness Niche Disruption in the industry Regulatory Actions ? Rating downgrades Experienced management / underwriting & pricing discipline Advanced technology - lower expenses and improved process A+ (Superior) rating - Flight to quality Preferred agent program - 15% premium growth

2005 Expectations 2005 Operating EPS Range: $6.90 - $7.05 Organic Growth - approximating 10% Combined Ratio - approximating 80% Renewal retention levels in excess of 90% Unchanged investment environment Increased competition

Philadelphia Consolidated Holding Corp. Founded 1962